THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED
         UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (I) A REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 IS IN EFFECT OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                              WEALTHHOUND.COM, INC.
                                   11 BROADWAY
                               NEW YORK, NY 10004

                      CLASS A COMMON STOCK PURCHASE WARRANT
                      -------------------------------------

DATE OF ISSUANCE:JUNE 8, 2000 RIGHT TO PURCHASE 4,000,000 SHARES OF COMMON STOCK
                                                         (SUBJECT TO ADJUSTMENT)

         For value received, WEALTHHOUND.COM, INC., a Florida corporation (the "COMPANY"), hereby grants to Donald Engel or his registered assigns (the "REGISTERED HOLDER"), the right to purchase from the Company 4,000,000 shares (as adjusted pursuant to Section 3 hereof) of the Company's Common Stock, $.001 par value per share, at a price of $1.00 per share (as adjusted pursuant to Section 3 hereof, the "EXERCISE PRICE"). The amount and kind of securities purchasable pursuant to the rights granted under this Warrant and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

         This Warrant is subject to the following provisions:

         1. Definitions. As used in this Warrant, the following terms have the meanings set forth below:

                  "AFFILIATE" means a Person that directly, or indirectly through one or more Intermediaries, controls, or is controlled by, or is under common control with, such Person.

                  "COMMON STOCK" means the Company's Common Stock, $.001 par value per share.

                  "CURRENT MARKET PRICE" means as to any security the average of the daily closing prices for the 30 consecutive business days commencing 45 business days before the day in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc.'s Automated Quotation System, or the nearest comparable system, or, in the absence of either, as determined by the Board Directions in its good faith discretion.

                  "DATE OF ISSUANCE" shall have the meaning specified in Section 8 of this Warrant.

                  "PERSON" means an individual, a partnership, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization, a government or any department or agency thereof or any other entity.

                  "SALE TRANSACTION"  means:

                  (i) any of the following: (a) the merger or consolidation of the Company with or into another issuer; or (b) the exchange or sale of all or a portion of the outstanding shares of the Company for securities of another issuer, or other consideration provided by such issuer or another party to such transaction; and in the case of either (a) or (b), as a result of such transaction, the Company's shareholders prior to the transaction, do not possess, after such transaction, more than 50% of the voting power of the securities issued and outstanding of any one of the following: (x) the Company;
(y) such other issuer; or (z) other constituent party to the transaction; or

                  (ii) a (a)sale, or (b) lease or other disposition (in either case in (b), other than in the ordinary course of business) of more than 90% of the Company's assets to a third party not currently an Affiliate of the Company.

                  "WARRANTS" means this Warrant and all stock purchase warrants issued in exchange therefor pursuant to the terms thereof.

                  "WARRANT STOCK" means shares of the Company's authorized but unissued Common Stock issuable upon the exercise of the Warrants; provided that if there is a change in the class of securities issuable upon exercise of the Warrant, then the term "WARRANT STOCK" will mean one share of the security issuable upon exercise of the Warrant if such security is issuable in shares, or will mean the smallest unit in which such security is issuable if such security is not issuable in shares.

2.       Exercise of Warrant.
         -------------------

         2.1. Exercise Period. The Registered Holder may exercise this Warrant, in whole or in part (but not as to a fractional share of Warrant Stock), at any time and from time to time after its Date of Issuance and prior to 5:00 p.m. (New York time) on March 8, 2005 (the "EXERCISE PERIOD").

2.2.     Exercise Procedure.
         -------------------

(a) This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the "EXERCISE DATE"):

                  (i) a completed Exercise Agreement, as described below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "PURCHASER");

                  (ii) this Warrant;

                  (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in
         Exhibit II hereto, evidencing the assignment of this Warrant to the Purchaser; and

                  (iv) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise.

         (b) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within ten days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised. The Company will, within such ten day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

         (c) The Warrant Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Warrant Stock on the Exercise Date.

         (d) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant will be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock; provided, however, that if the shares of Warrant Stock are to be issued in a name other than that of the Registered Holder, then such Warrant Stock shall be delivered only when the person requesting such delivery has paid to the Company the amount of transfer taxes or charges required in connection with such issuance, if any.

         (e) The Company will not close its books for the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

                  2.3. Exercise Agreement. The Exercise Agreement will be substantially in the form set forth in Exhibit I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Registered Holder of this Warrant, the Exercise Agreement will also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

                  2.4. Fractional Shares. If a fractional share of Warrant Stock would be issuable upon exercise of the rights represented by this Warrant, the Company will, within ten days after the Exercise Date, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share, in an amount equal to the Current Market Price of such fractional share as of the close of business on the Exercise Date.

3.       Exercise Price and Adjustment of Number of Shares.
         -------------------------------------------------

3.1.     General.
         -------

                  (a) The initial Exercise Price will be $1.00 per share. The Exercise Price and the number of shares issuable upon exercise of this Warrant will be subject to adjustment from time to time pursuant to this Section 3.

                  (b) Reorganization, Reclassification, Merger or Sale. In case the Company shall effect a reorganization, reclassification of the outstanding common stock, merger, exchange of shares, consolidation, sale, lease or other disposition of the Company's assets, including a Sale Transaction (collectively, a "Reorganization Transaction"), and, pursuant to the terms of such Reorganization Transaction, shares of stock or other securities, property or assets of the Company, successor or transferee or an affiliate thereof are to be received by or distributed to the holders of Common Stock, then each Registered Holder shall be provided with written notice from the Company informing each Registered Holder of the terms of such Reorganization Transaction, and of the record date thereof for any distribution pursuant thereto, at least 20 days in advance of such record date, and each Registered Holder shall have, in addition to the rights provided for herein, the right to receive, at the holder's election, either (i) upon exercise of the Warrants held by such Holder, the number of shares of stock or other securities, property or assets of the Company, successor transferee or affiliate thereof or cash receivable upon or as a result of such Reorganization Transaction, by a holder of the number of shares of Common Stock for which such Registered Holder's Warrants are then exercisable immediately prior to such event or (ii) the securities into which the Warrants are converted into, upon, or as a result of, such Reorganization Transaction. In the event of a Sale Transaction, as specified in Section 4 hereof, the exercise of the Warrant must occur prior to the closing of the Sale Transaction, as the Warrant is canceled upon the closing of such Sale Transaction. The provisions of this paragraph (b) of this Subsection 3.1 shall similarly apply to successive Reorganization Transactions discussed herein, but not to successive Sale Transactions as the Warrant is canceled upon the closing of the first such Sale Transaction pursuant to Section 4. Exercise of the Warrant, in the case of a Sale Transaction, may, at the option of the Registered Holder, be made contingent upon the closing thereof.

                  (c) Subdivision or Combination of Common Stock. If the Company declares a dividend or other distribution payable to its holders of Common Stock in shares of Common Stock or subdivides its outstanding shares of Common Stock into a larger number or combines its outstanding shares of Common Stock into a smaller number, then the Exercise Price in effect immediately prior to such dividend, subdivision or combination, as the case may be, shall be proportionately and appropriately increased or decreased.

                  (d) Notice of Adjustment. Whenever the Exercise Price shall be adjusted as provided in this Subsection 3.1, the Company shall forthwith file, at the office of the transfer agent for the Warrants, at the principal office of the Company or at such other place as may be designated by the Company, a statement, certified by the chief financial officer of the Company, showing in detail the facts requiring such adjustment and the Exercise Price that shall be in effect after such adjustment. The Company shall also cause a copy of such statement to be sent by first class mail, postage prepaid to each Registered Holder at such Holder's address as shown in the records of the Company.

                  (e) Other Adjustment. If a state of facts shall occur which, without being specifically controlled by the provisions of this Subsection 3.1, would not fairly protect the exercise rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise rights.

3.2. Adjustment to Number of Shares of Common Stock Issuable Upon Exercise. Upon each adjustment of the Exercise Price pursuant to this Section 3, the total number of shares of Common Stock issuable upon the exercise of this Warrant shall be such number of shares of Common Stock (calculated to the nearest 1/100th of a share) issuable at the Exercise Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

         4. Cancellation of Warrant. This Warrant shall be canceled upon the earlier of: (a) March 8, 2005; or (b) the closing of a Sale Transaction.

         5. Reservation of Common Stock. The Company will at all times reserve and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable.

         6. No Voting Rights; Limitations of Liability. This Warrant will not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Registered Holder to purchase Warrant Stock, and no enumeration in this Warrant of the rights or privileges of the Registered Holder, will give rise to any liability of such Holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company.

         7. Warrant Transferable.
         ------------------------


                  (a) Subject to the transfer conditions referred to in paragraph (b), below, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company, provided that any transfer tax relating to such transaction shall be paid by the holder requesting the same.

                  (b) Each Registered Holder of this Warrant acknowledges that this Warrant has not been registered under the Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement as to this Warrant or such Warrant Stock under the Act (or any similar statute then in effect), or (ii) an opinion of counsel for the Company to the effect that such registration is not, under the circumstances, required.

         8. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Registered Holder at the time of such surrender, provided that any transfer tax relating to such transaction shall be paid by the holder requesting the same. The date the Company initially issues this Warrant, as set forth on the face thereof, will be deemed to be the "Date of Issuance" of this Warrant regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant are issued.

         9. Notice of Certain Actions.
         -----------------------------

                  In case at any time:

                  (a) the Company shall declare any discretionary dividend or other distribution upon its common stock payable in securities;

                  (b) there shall be any capital reorganization, or reclassification, of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all its assets or stock to, another corporation;

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                  (d) the Company shall enter into an agreement or adopt a plan for the purpose of effecting a consolidation, merger, or sale of all or substantially all of its assets or stock, other than a merger where the Company is the surviving corporation and the terms of the Company's capital stock remain unchanged;

then, in any one or more of said cases, the Company shall give written notice that 20 days prior to such event, except in the case of an involuntary dissolution, by first class mail, postage prepaid, to the registered owner of this Warrant, of the date on which (a) the books of the

Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, registration statement filing, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the owners of any class of capital stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be.

         10. Representations of Registered Holder. The Registered Holder acknowledges that the Company will rely on the information and on the representations set forth herein, and the Registered Holder hereby represents, warrants and agrees that:

                  10.1. The Registered Holder is an "Accredited Investor", as that term is defined under Section 501(a) of Regulation D under the Act.

                  10.2. The Registered Holder has not received any general solicitation or general advertising regarding the purchase of the Warrant.

                  10.3. The Registered Holder has sufficient knowledge and experience in financial and business matters so that he or it is able to evaluate the merits and risks of purchasing the Warrant as well as substantial experience in previous private and public purchases of securities.

                  10.4. The Registered Holder understands that an investment in the Company involves significant risk. The Registered Holder does not require the funds being used to purchase the Securities for its liquidity or other needs, possesses the ability to bear the economic risk of holding the Securities purchased hereunder indefinitely and can afford a complete loss of its investment in the Securities.

                  10.5. During the transaction and prior to purchase, the Registered Holder has had full opportunity to ask questions of and receive answers from the Company and its officers and authorized representatives regarding the terms and conditions of the Warrant and the transactions contemplated hereby, as well as the affairs of the Company and related matters. The Registered Holder confirms that it does not desire to receive any further information.

                  10.6. The Registered Holder understands that the exercise price of the Warrant being purchased hereby has been arbitrarily determined and does not necessarily bear any relationship to investment criteria such as projected earnings, discounted cash flow, book value or other measures of value.

                  10.7. The Registered Holder understands that the Warrant Documents have not been filed with or reviewed by the Commission nor the securities department of any state because of the private or limited nature of this offering as defined by applicable laws, and that the Warrant and the Warrant Stock have not been registered with the Commission under the Act nor with the securities department of any state in reliance upon an exemption therefrom for non-public offerings.

                  10.8. The Registered Holder is a bona fide resident of the state set forth as his "address" below and further represents that (a) if a corporation, partnership, trust or other form of business organization, it has a principal office within such state; and (b) if an individual, he has his principal residence in such state.

                  10.9. The Registered represents and warrants that the Warrant and the Warrant Stock is or will be acquired for investment purposes and not with a view to distribution or for sale. The Registered Holder represents that there is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Warrant and the Warrant Stock or any part thereof, and the undersigned has no present plans to enter into such contract, undertaking, agreement or arrangement and will neither directly or indirectly seek to assign, transfer or sell the same in any way inconsistent with the legend which is being placed on the Warrant.

         11. Miscellaneous.
             --------------

                  11.1. Amendment and Waiver. The provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the affirmative consent or approval of the Company and of the Registered Holder.

                  11.2. Notices. Any notices required to be sent to the Registered Holder will be delivered to the address of such Registered Holder shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid, and will be deemed to have been given when so delivered or sent.

                  11.3. Descriptive Headings: Governing Law. The descriptive headings of the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the State of Florida without giving effect to the conflicts of laws principles thereof. Any dispute arising hereunder shall be adjudicated exclusively in the Federal and State courts located in New York County, New York, and the Company and the holder of this Warrant waives any claims of inconvenient forum in connection therewith.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal on this 8th day of June, 2000.

                                            WEALTHHOUND.COM, INC.

                                            BY:/s/ Michael D. Farkas
                                               -------------------------------
ATTEST:                                        Michael D. Farkas, Chairman & CEO

/s/ Matthew Sher
--------------------------
SECRETARY

                                            REGISTERED HOLDER

                                            BY: /s/ Donald Engel
                                               -------------------------------
                                               NAME: Donald Engel
                                               ADDRESS: 570 Park Ave
                                                        NY NY  10021

                                                                       EXHIBIT I

                               EXERCISE AGREEMENT
                               ------------------

                                                      Dated: ___________________




To:      WEALTHHOUND.COM, INC.
         [ADDRESS]

         The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase shares of the Warrant Stock covered by such Warrant and makes payment herewith in full for such Warrant Stock at the price per share provided by such Warrant.

                                           Signature ___________________________

                                             Address ___________________________

                                                     ---------------------------

                                                                      EXHIBIT II

                                   ASSIGNMENT
                                   ----------

         FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:

Name of Assignee              Address                        No of Shares
----------------              -------                        ------------